UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2023

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange

Introductory Note

This Current Report on Form 8-K is being filed in connection with the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 25, 2023 (the “Merger Agreement”), by and among Banc of California, Inc., a Maryland corporation (“Banc of California”), Cal Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Banc of California, and PacWest Bancorp, a Delaware corporation (“PacWest”).

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On October 26, 2023, Banc of California announced the following three (3) current directors of PacWest, in accordance with the terms of the Merger Agreement, have been appointed to serve as directors on the board of Banc of California (the “Board”), in each case, effective as of and contingent upon the Closing (as defined in the Merger Agreement): John M. Eggemeyer, III, Paul R. Burke and Susan E. Lester (the “PacWest Directors”), and Todd Schell, designated by the Warburg Investors (as defined below) has been appointed to serve as a director of Banc of California, effective as of and contingent upon the Closing, pursuant to that certain Investment Agreement, dated as of July 25, 2023, by and between Banc of California and affiliates of funds managed by Warburg Pincus LLC (the “Warburg Investors” and such agreement, the “Warburg Investment Agreement”) (such director, collectively with the PacWest Directors, the “New Directors”). Other than the Merger Agreement and, in the case of Todd Schell, the Warburg Investment Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K. As of the date of the filing of the Current Report on Form 8-K, the Board committee assignments for the New Directors is unknown.  Upon the Closing, the New Directors will join the following eight (8) current directors of Banc of California who will continue their service as directors of Banc of California: Jared M. Wolff, James A. “Conan” Barker, Mary A. Curran, Shannon F. Eusey, Richard J. Lashley, Joseph J. Rice, Vania E. Schlogel and Andrew Thau.

In connection with the transactions contemplated by the Merger Agreement, Bonnie G. Hill, Denis P. Kalscheur, Jonah F. Schnel and Robert D. Sznewajs (the “Retiring Directors”) each informed Banc of California that he or she intends to retire as a director of Banc of California, in each case, effective as of and contingent upon the Closing. Such decisions were not the result, in whole or in part, of any disagreement with Banc of California or its management.

Biographical Information

Biographical information related to the PacWest Directors can be found in the definitive proxy statement on Schedule 14A filed by PacWest with the SEC on March 23, 2023.

Todd Schell currently serves as Principal at Warburg Pincus LLC on the Financial Services team, focusing on banking and specialty finance. He chairs the firm’s U.S. Fintech effort and serves on the boards of IntraFi, Facet Wealth and PayJoy. Prior to joining Warburg Pincus LLC, Mr. Schell covered financial institutions in the Investment Banking division at Barclays Capital. Mr. Schell received an MBA from Harvard Business School and a BA from Amherst College.

Chairman of the Board

On October 26, 2023, Banc of California also announced that, as had been previously disclosed and, pursuant to the terms of the Merger Agreement, John M. Eggemeyer, III has been appointed as the Chairman of the Board, effective as of and contingent upon the Closing. At the Closing, Jared M. Wolff, the current Chairman, President and Chief Executive Officer of Banc of California, will cease serving as Chairman of the Board. Mr. Wolff will continue to serve as a director of Banc of California and will remain Chairman of the board of directors of Banc of California’s bank subsidiary.

Item 7.01.  Regulation FD Disclosure.

On October 26, 2023, Banc of California issued a press release announcing the matters disclosed above under Item 5.02. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Item 7.01 and Exhibit 99.1 referenced herein is being furnished and shall not be deemed “filed”, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 26, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statements Regarding Forward-Looking Information

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Banc of California and PacWest and the proposed investment by Warburg Pincus LLC and Centerbridge Partners, L.P. (collectively, the “Investors”) in equity securities of Banc of California pursuant to the investment agreements entered into between the Investors and Banc of California (the “Investment Agreements”). Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between Banc of California and PacWest and the proposed investment by the Investors, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of Banc of California’s and PacWest’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of Banc of California and PacWest. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite approval of the Banc of California stockholders and PacWest stockholders within the time period provided in the Agreement and Plan of Merger, dated July 25, 2023, by and among PacWest, Banc of California and Cal Merger Sub, Inc. (the “Merger Agreement”); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement or the Investment Agreements; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on Banc of California’s and PacWest’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of Banc of California and PacWest; (vii) potential difficulties in retaining Banc of California and PacWest customers and employees as a result of the proposed transaction; (viii) Banc of California’s and PacWest’s estimates of its financial performance; (ix) changes in general economic conditions; (x) changes in the interest rate environment, including the recent increases in the Board of Governors of the Federal Reserve System benchmark rate and duration at which such increased interest rate levels are maintained, which could adversely affect Banc of California’s and PacWest’s revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; (xi) the impacts of continuing inflation; (xii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of Banc of California’s and PacWest’s underwriting practices and the risk of fraud; (xiii) fluctuations in the demand for loans; (xiv) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund Banc of California’s and PacWest’s activities particularly in a rising or high interest rate environment; (xv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xvi) results of examinations by regulatory authorities of Banc of California or PacWest and the possibility that any such regulatory authority may, among other things, limit Banc of California’s or PacWest’s business activities, restrict Banc of California’s or PacWest’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase Banc of California’s or PacWest’s allowance for credit losses, result in write-downs of asset values, restrict Banc of California’s or PacWest’s ability or that of Banc of California’s or PacWest’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvii) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xviii) changes in the markets in which Banc of California and PacWest compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xix) changes in consumer spending, borrowing and saving habits; (xx) slowdowns in securities trading or shifting demand for security trading products; (xxi) the impact of natural disasters or health epidemics; (xxii) legislative or regulatory changes; (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against Banc of California, PacWest or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of Banc of California’s or PacWest’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; and (xxxi) unexpected costs, charges or expenses resulting from the proposed transaction. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement (as defined below), and other documents filed by Banc of California or PacWest from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither Banc of California nor PacWest presently knows or that Banc of California or PacWest currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Banc of California’s and PacWest’s expectations, plans or forecasts of future events and views as of the date of this document. Banc of California and PacWest anticipate that subsequent events and developments will cause Banc of California’s and PacWest’s assessments to change. While Banc of California and PacWest may elect to update these forward-looking statements at some point in the future, Banc of California and PacWest specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Banc of California’s and PacWest’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither Banc of California nor PacWest gives any assurance that either Banc of California or PacWest, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Banc of California, PacWest or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This document relates to the proposed transaction between Banc of California and PacWest and the proposed investment in Banc of California by Investors. On August 28, 2023, Banc of California filed a registration statement on Form S-4 (the “registration statement”) with the SEC (as amended on September 29, 2023, as further amended on October 16, 2023 and October 19, 2023), which includes a joint proxy statement/prospectus (the “joint proxy statement/prospectus”) of Banc of California and PacWest distributed to holders of Banc of California’s common stock and PacWest’s common stock in connection with Banc of California’s and PacWest’s solicitation of proxies for the vote by Banc of California’s stockholders and PacWest’s stockholders with respect to the proposed transaction and also constitutes a prospectus of Banc of California. The registration statement was declared effective by the SEC on October 20, 2023 and the definitive joint proxy statement / prospectus was first mailed on or around October 23, 2023 to Banc of California’s and PacWest’s respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the Banc of California stockholder meeting and at the PacWest stockholder meeting, as applicable.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND THE DEFINITIVE VERSIONS THEREOF, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and all other relevant documents filed with the SEC by Banc of California or PacWest through the website maintained by the SEC at www.sec.gov.

The documents filed by Banc of California or PacWest with the SEC also may be obtained free of charge at Banc of California’s or PacWest’s website at https://investors.bancofcal.com, under the heading “Financials and Filings” or www.pacwestbancorp.com, under the heading “SEC Filings”, respectively, or upon written request to Banc of California, Attention: Investor Relations, 3 MacArthur Place, Santa Ana, CA 92707 or PacWest, Attention: Investor Relations, 9701 Wilshire Boulevard, Suite 700, Beverly Hills, CA 90212, respectively.

Participants in Solicitation

Banc of California and PacWest and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Banc of California’s stockholders or PacWest’s stockholders in connection with the proposed transaction under the rules of the SEC. Banc of California’s stockholders, PacWest’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of Banc of California and PacWest in the registration statement, as well as other documents filed by Banc of California or PacWest from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of Banc of California’s or PacWest’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, is included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the proposed transaction. You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by Banc of California or PacWest will also be available free of charge from Banc of California or PacWest using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

Date: October 27, 2023

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary